UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

Graphite Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40532	83-4867570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

611 Gateway Boulevard
Suite 120
South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 398-9250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GRPH	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on November 14, 2023, Graphite Bio, Inc., a Delaware corporation (“Graphite” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Graphite, Generate Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Graphite (“Merger Sub”), and Lenz Therapeutics, Inc., a Delaware corporation (“LENZ”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into LENZ (the “Merger”), with LENZ continuing as a wholly owned subsidiary of Graphite and the surviving corporation of the Merger.

Item 7.01	Regulation FD Disclosure

In connection with the Merger, Graphite held a special meeting of its stockholders on March 14, 2024 (the “Special Meeting”), at which Graphite’s stockholders approved (i) effecting a reverse stock split of Graphite’s issued common stock at a ratio in the range between 1:6 and 1:12, inclusive, with the final ratio and effectiveness of all other ratios of such amendment and the abandonment of such amendment to be mutually agreed by the board of directors of Graphite and the board of directors of LENZ prior to the effective time (the “Reverse Stock Split”) and (ii) changing Graphite’s name to “LENZ Therapeutics, Inc.”, effective as of the effective time under the Merger Agreement (the “Name Change”). Graphite’s board of directors previously approved, subject to Graphite’s stockholder approval of the Reverse Stock Split at the Special Meeting, a final ratio of 1-for-7 for the Reverse Stock Split.

On March 21, 2024, prior to the closing of the Merger, Graphite will file a certificate of amendment to Graphite’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the Reverse Stock Split and the Name Change, each with an effective time of 4:01 p.m. Eastern Time on March 21, 2024 (the “Effective Time”).

As of the Effective Time, each 7 shares of Graphite common stock, par value $0.00001, per share of Graphite (“Common Stock”) outstanding immediately prior to the Effective Time will be combined and reclassified, automatically and without any action on the part of Graphite or its stockholders, into one new share of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder would otherwise be entitled (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), the Company will, upon surrender of such holder’s certificate(s) representing such fractional shares of Common Stock (if any), pay cash in an amount equal to such fractional shares of Common Stock multiplied by the then fair value of the Common Stock as determined by the board of directors of the Company.

The Common Stock will commence trading on a split-adjusted basis, under the ticker symbol “LENZ,” at the open of trading on March 22, 2024, at which time the Common Stock will be represented by a new CUSIP number 52635N103. The par value per share of the Common Stock will remain unchanged.

In addition, effective as of the Effective Time and as a result of the Reverse Stock Split, proportionate adjustments will be made in accordance with the terms of the 2020 Stock Option and Grant Plan, as amended from time to time and the 2021 Stock Option and Incentive Plan, as amended from time to time (collectively, the “Plans”), with respect to the number of shares subject to outstanding equity awards, the per-share exercise or purchase price (if any) with respect to those awards, and the number of shares of Common Stock reserved for future issuance under the Plans.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed merger by and between Graphite and LENZ; the combined company’s listing on Nasdaq after the closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; expectations regarding the structure, timing and completion of a concurrent private financing, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; each company’s and the combined company’s expected cash position at the closing of the Merger (the “Closing”) and cash runway of the combined company following the Merger and private financing; the future operations of the combined company, including commercialization activities, timing of launch and buildout of commercial infrastructure; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company, including expectations around market exclusivity and IP protection; the location of the combined company’s corporate headquarters; anticipated clinical drug development activities and related timelines, including the expected timing for announcement of data and other clinical results and potential submission of a New Drug Application for one or more product candidates; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Graphite, LENZ, the Merger or the concurrent private financing will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Graphite’s control. Graphite’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to the risk that the conditions to the Closing are not satisfied. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Graphite’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 27, 2024 as well as the final prospectus on Form 424(b)(3) filed with the SEC on February 13, 2024. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as may be required under applicable law, Graphite expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Graphite or LENZ.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graphite Bio, Inc.

Date: March 19, 2024	By:	/s/ Kim Drapkin
Kim Drapkin
President and Interim Chief Executive Officer